UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 2, 2015 (March 30, 2015)

AUBURN NATIONAL BANCORPORATION, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-26486	63-0885779
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 North Gay Street, P.O. Drawer 3110, Auburn, Alabama 36831-3110

(Addresses of Principal Executive Offices, including Zip Code)

(334) 821-9200

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

The Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Auburn National Bancorporation, Inc. (the “Company”) reviewed the Company’s current independent registered public accounting firm for the fiscal year ending December 31, 2015, together with other potential independent registered public accounting firms. As a result of this process and careful deliberation, on March 30, 2015, the Committee approved the engagement of Elliott Davis Decosimo LLC (“Elliott Davis”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015. On March 30, 2015, the Company informed Elliott Davis of the Committee’s decision effective as of that date and the Company entered into an engagement letter with Elliott Davis, approved by the Committee. On March 30, 2015 the Company informed KPMG that it was dismissed effective that day as the Company’s independent registered accounting firm.

KPMG’s reports on the Company’s consolidated financial statements for the years ended December 31, 2014 and 2013 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years ended December 31, 2014 and 2013 and during the subsequent interim period preceding KPMG’s dismissal, there were:

(i) no “disagreements” (within the meaning of Item 304(a) of Regulation S-K) with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in its reports on the consolidated financial statements of the Company; and

(ii) no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K), including no events of the type listed in Item 304(a)(1)(v)(A)–(D) of Regulation S-K.

The Company provided KPMG with a copy of this Form 8-K prior to its filing with the U.S. Securities and Exchange Commission (“SEC”) and requested that KPMG furnish the Company with a letter addressed to the SEC stating that KPMG agrees with the statements made by the Company above. A copy of KPMG’s letter dated April 2, 2015 is attached as Exhibit 16.1 to this Form 8-K.

During the Company’s two most recent fiscal years and the subsequent interim period preceding Elliot Davis’s engagement, neither the Company nor anyone on its behalf consulted Elliot Davis regarding either:

(i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company that Elliott Davis concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii) any matter that was subject to a “disagreement” or “reportable event” (within the meaning of Item 304(a) of Regulation S-K, including 304(a)(1)(v) of Regulation S-K, respectively).

In approving the selection of Elliot Davis as the Company’s independent registered public accounting firm, the Audit Committee considered all relevant factors.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Exhibit Description
16.1	Letter of KPMG dated April 2, 2015 to the SEC regarding statements included in this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUBURN NATIONAL BANCORPORATION, INC.
(Registrant)

/s/ E.L. Spencer, Jr.
E.L. Spencer, Jr.
Chairman, President and Chief Executive Officer

Date: April 2, 2015

EXHIBIT INDEX

Exhibit No.	Exhibit Description
16.1	Letter of KPMG dated April 2, 2015 to the SEC regarding statements included in this Form 8-K.